UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2015

HOUGHTON MIFFLIN HARCOURT COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36166 (Commission File No.)	27-1566372 (IRS Employer Identification No.)

222 Berkeley Street Boston, MA (Address of principal executive offices)	02116 (Zip Code)

(617) 351-5000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Stock and Asset Purchase Agreement

On April 23, 2015, Houghton Mifflin Harcourt Publishing Company, a Massachusetts corporation (“HMH”) and a wholly owned subsidiary of Houghton Mifflin Harcourt Company, a Delaware corporation (the “Company”), entered into a Stock and Asset Purchase Agreement (the “Acquisition Agreement”), with Scholastic Corporation, a Delaware corporation (the “Parent Seller”), and Scholastic Inc., a New York corporation and a wholly owned subsidiary of the Parent Seller (a “Seller” and, together with the Parent Seller, the “Sellers”) under which HMH will acquire (the “Acquisition”) the assets (including the stock of two of the Sellers’ subsidiaries) comprising the Educational Technology and Services business of the Sellers (the “Business”).

Subject to the terms and conditions of the Acquisition Agreement, HMH will pay to the Sellers an aggregate purchase price of $575,000,000 to acquire the Business, subject to adjustments for cash, debt and working capital.  $34,500,000 of the purchase price will be deposited into an escrow account to be held for 18 months as security for potential indemnification obligations of the Sellers.  Portions of such escrow will be released periodically during the 18-month period upon fulfillment of certain service levels under a transition services agreement to be entered into by the Sellers and HMH for the provision of certain transition support services by the Sellers to the Business and HMH after the closing.

The Acquisition Agreement contains customary representations and warranties of the parties (which have been qualified by confidential disclosures made to the parties in connection with the Acquisition Agreement), including with respect to: organization; power and authority; due authorization; enforceability; capitalization; no conflict; no consents required; no actions; no orders; financial statements; no undisclosed liabilities; absence of certain developments; taxes; contracts; customers, vendors, distributors and authors; intellectual property; title to properties; tangible property; employee benefit plans; employees; labor matters; insurance; compliance with laws; environmental; permits; accounts receivable; business inventory; affiliate transactions; sufficiency of assets; corrupt practices; bonds and letters of credit; no brokers; and insolvency.

The Acquisition Agreement also contains customary covenants and agreements of the Sellers, including covenants and agreements: to conduct the Business in the ordinary course until the Acquisition is completed; not to take certain actions during the interim period between signing and closing; not to compete with HMH in certain lines of business for a period of three years following the closing date; not to solicit HMH’s employees for two years following the closing date; and not to interfere with customers for three years following the closing date.

Subject to certain limitations, either HMH or the Sellers may terminate the Acquisition Agreement if the Acquisition has not been consummated by August 21, 2015.  A termination of the Acquisition Agreement under certain circumstances will entitle the Sellers to receive from HMH a termination fee in an amount equal to $28,750,000.

The Acquisition is expected to close on the later of (a) May 29, 2015 and (b) the second business day after the satisfaction or waiver of the limited closing conditions specified in the Acquisition Agreement, including, among other things, the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Acquisition is not subject to any financing conditions. There can be no assurance as to when the closing conditions will be satisfied, if at all.

ABL Amendment

On April 23, 2015, HMH, Houghton Mifflin Harcourt Publishers Inc., a Delaware corporation, and HMH Publishers LLC, a Delaware limited liability company (collectively, the “Borrowers”), and certain affiliates entered into a Third Amendment to the Superpriority Senior Secured Debtor-in-Possession

and Exit Revolving Loan Credit Agreement, dated as of May 22, 2012, as amended, with the requisite lenders and Citibank, N.A., as administrative agent (the “Third Amendment”).  The Third Amendment permits the Borrowers to increase the aggregate amount of indebtedness they may incur under their term credit facility to $500,000,000, plus the aggregate amount of any incremental facilities provided for therein.

Important Information Regarding Transaction Agreements

The foregoing descriptions of the Acquisition Agreement and the Third Amendment are only summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement.  A copy of the Acquisition Agreement and the Third Amendment are attached hereto as Exhibits 2.1 and 10.1, respectively and are incorporated by reference herein.

The Acquisition Agreement and the Third Amendment have been provided solely to inform investors and prospective investors of their terms.  The representations, warranties, covenants and agreements contained in such agreements were made only for purposes of each such agreement and as of specific dates, were made solely for the benefit of the parties to the agreements and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate.  In addition, such representations, warranties, covenants and agreements may have been qualified by certain disclosures not reflected in the text of the relevant agreement, and may be subject to standards of materiality applicable to contracting parties that differ from what may be viewed as material by stockholders of, or other investors in, the Company or its affiliates.  Investors are not third-party beneficiaries under the Acquisition Agreement or the Third Amendment and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of HMH, the Sellers or any of their respective affiliates.  Information concerning the subject matter of such representations and warranties may change after the date of the transaction agreements described herein, and such subsequent information may or may not be fully reflected in future public disclosures.

8.01.                     Other Events.

Share Repurchase Program

Effective April 23, 2015, the Company’s board of directors authorized an additional $100 million under the Company’s existing share repurchase program, bringing the total authorization to $200 million. The share repurchase program may be executed over a period of two years from the program’s original authorization. Repurchases under the program may be made from time to time in open market or privately negotiated transactions.  The extent and timing of any such repurchases would generally be at the Company’s discretion and subject to market conditions, applicable legal requirements and other considerations.

Press Release

On April 24, 2015, the Company issued a press release to announce the Acquisition and related transactions as well as the increase to its share repurchase program, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Special Note Regarding Forward-Looking Statements.

This report, and the documents incorporated by reference herein, include forward-looking statements, which involve risks and uncertainties. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will” or “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include matters that are not historical facts. They include statements regarding our intentions, beliefs or current expectations concerning, among other things, the proposed acquisition and financing, and the timing of closing thereof; the acquisition’s impact on our business, results of operations, financial condition, liquidity, products and services, prospects for growth, position in adjacent markets and market share, the market and the industry in which we operate; our capital allocation strategy; and potential business decisions. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are based upon information available to us on the date of this report.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in or incorporated by reference into this report. In addition, even if our results of operations, financial condition and liquidity and the development of the industry in which we operate are consistent with the forward-looking statements contained in or incorporated by reference into this report, those results or developments may not be indicative of results or developments in subsequent periods.

Important factors that could cause our results to vary from expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition Agreement; the outcome of any legal proceedings that may be instituted against the Company, the Sellers or their affiliates following announcement of the Acquisition Agreement and transactions contemplated therein; the inability to complete the transactions contemplated by the Acquisition Agreement due to the failure to meet conditions to closing in the Acquisition Agreement or other factors; the risk that the proposed transactions disrupt current plans and operations as a result of the announcement and consummation of such transactions; the ability to achieve the anticipated benefits of the Acquisition, which may be affected by, among other things, competition, the ability of the acquired Business to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; costs related to the proposed Acquisition; changes in applicable laws or regulations; the possibility that the Company or the Sellers or their affiliates may be adversely affected by other economic, business, and/or competitive factors; our ability to finance the acquisition; our  ability to integrate the business; changes in state and local education funding and/or related programs, legislation and procurement processes; adverse or worsening economic trends or the continuation of current economic conditions; changes in consumer demand for, and acceptance of, our products; changes in product mix, format and timing of delivery; changes in competitive factors; offerings by technology companies that compete with our products; industry cycles and trends; conditions and/or changes in the publishing industry; changes or the loss of our key third-party print vendors; restrictions under agreements governing our outstanding indebtedness; changes in laws or regulations governing our business and operations; changes or failures in the information technology systems we use; demographic trends; uncertainty surrounding our ability to enforce our intellectual property rights; inability to retain management or hire employees; impact of potential impairment of goodwill and other intangibles in a challenging economy; decline or volatility of our stock price regardless of our operating performance; and other factors identified under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2015, and our other new releases we issue and public documents we file with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events described in this report, and the documents incorporated by reference herein, in may not occur.

We undertake no obligation, and do not expect, to publicly update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.     Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
2.1
Stock and Asset Purchase Agreement dated as of April 23, 2015, by and among Houghton Mifflin Harcourt Publishing Company, as Purchaser, Scholastic Corporation, as Parent Seller, and Scholastic Inc., as Seller.

Certain schedules and similar attachments to this Exhibit 2.1 have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules and similar attachments to the SEC upon its request.

10.1	Third Amendment, dated as of April 23, 2015, to the Superpriority Senior Secured Debtor-in-Possession and Exit Revolving Loan Credit Agreement, dated as of May 22, 2012, by and among Houghton Mifflin Harcourt Company, Houghton Mifflin Harcourt Publishers Inc., HMH Publishers, LLC, and Houghton Mifflin Harcourt Publishing Company, the subsidiary guarantors and lenders party thereto, and Citibank, N.A. as Administrative Agent and Collateral Agent.

99.1	Press release, dated April 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name:	William F. Bayers
Title:	Executive Vice President, Secretary and General Counsel

Dated:  April 24, 2015

EXHIBIT INDEX

Exhibit No.	Description
2.1
Stock and Asset Purchase Agreement dated as of April 23, 2015, by and among Houghton Mifflin Harcourt Publishing Company, as Purchaser, Scholastic Corporation, as Parent Seller, and Scholastic Inc., as Seller.

Certain schedules and similar attachments to this Exhibit 2.1 have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted schedules and similar attachments to the SEC upon its request.

10.1
Third Amendment, dated as of April 23, 2015, to the Superpriority Senior Secured Debtor-in-Possession and Exit Revolving Loan Credit Agreement, dated as of May 22, 2012, by and among Houghton Mifflin Harcourt Company, Houghton Mifflin Harcourt Publishers Inc., HMH Publishers, LLC, and Houghton Mifflin Harcourt Publishing Company, the subsidiary guarantors and lenders party thereto, and Citibank, N.A. as Administrative Agent and Collateral Agent.

99.1	Press release, dated April 24, 2015.